EXHIBIT 4.6



               LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                                     COMMON STOCK

               --------------------------------------------------
               NUMBER                                   SHARES
                                CUSIP 540423 10 0
               NY
               --------------------------------------------------

[LOGO]
               THIS CERTIFIES THAT



               IS THE OWNER OF

SEE          THIS          INCORPORATED  FULLY PAID AND NONASSESSABLE SHARES OF COMMON
REVERSE      CERTIFICATE   UNDER THE     STOCK, PAR VALUE $0.1 PER SHARE, OF
FOR          IS            LAWS OF THE
CERTAIN      TRANSFERABLE  STATE OF      (LOEWS CINEPLEX ENTERTAINMENT CORPORATION (herein called the "Corporation"),
DEFINITIONS  IN TORONTO,   DELAWARE      transferable on the books of the Corporation by the holder hereof in person
             CANADA,                     or by duly authorized attorney upon the surrender of this certificate
             RIDGEFIELD                  properly endorsed.  This certificate is not valid unless countersigned and
             PARK, N.J.                  registered by the Transfer Agent and Registrar.
             AND NEW YORK,               WITNESS the facsimile seal of the Corporation and the signatures of its
             N.Y.                        duly authorized officers.


COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICE, L.L.C.
                 TRANSFER AGENT
                    AND REGISTRAR       DATED:


AUTHORIZED SIGNATURE  /s/ Mindy L. Tucker                 /s/ Lawrence J. Ruisi

                      SECRETARY                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                             UNITED STATES BANKNOTE COMPANY.
[SEAL]




     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT - ____________ Custodian _________________
                       (Cust)                   (Minor)
                    under Uniform Gifts to Minors
                    Act___________________________________
                                   (State)



Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------
/                              /
-------------------------------

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                          OF ASSIGNEE)
_________________________________________________________________
_________________________________________________________________
___________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________ _________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated _________________



                              _________________________________



                           THE SIGNATURE TO THIS ASSIGNMENT
                NOTICE:    MUST CORRESPOND WITH THE NAME AS
                           WRITTEN UPON THE FACE OF THE
                           CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                           ALTERATION OR ENLARGEMENT OR ANY CHANGE
                           WHATEVER.

Signature(s) Guaranteed:





________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.